UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement          [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                GTC TELECOM CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 14, 2000


TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2000 Annual Meeting of Shareholders of GTC Telecom Corp., to be held on Thursday, December 14, 2000 at 9:30 A.M., Pacific Time, at the Hilton Costa Mesa, 3050 Bristol St., Costa Mesa, California 92626, to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.     To adopt the Restated Articles of Incorporation of GTC Telecom Corp.;

3. To ratify the appointment of Corbin & Wertz LLP as independent auditors of the Company for the fiscal year ending June 30, 2001; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on November 1, 2000, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.







                                 By  Order  of  the  Board  of  Directors



                                 Eric  C.  Clemons,  Secretary


November  __,  2000
Costa  Mesa,  California



ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

                                GTC TELECOM CORP.
                           3151 Airway Ave., Suite P-3
                          Costa Mesa, California 92626
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------
                               GENERAL INFORMATION


SOLICITATION,  VOTING  AND  REVOCABILITY  OF  PROXIES

The enclosed Proxy is solicited by the Board of Directors of GTC Telecom Corp. (the "Company" or "GTC") for use in connection with the Annual Meeting of Shareholders to be held at the Hilton Costa Mesa, 3050 Bristol St., Costa Mesa, California 92626 on Thursday, December 14, 2000, at 9:30 a.m., and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the "Board") and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted:

1.     FOR  election  of  the  director  nominees  listed  below  (Proposal  1);

2. FOR the adoption of the Restated Articles of Incorporation of GTC Telecom Corp. (Proposal 2); and

3. FOR the ratification of the appointment of Corbin & Wertz LLP as independent auditors of the Company for the fiscal year ending June 30, 2001 (Proposal 3).

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about November 20, 2000. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone, fax, telegraph or cable. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

The only class of the Company's equity securities currently outstanding is its Common Stock. Shareholders of record at the close of business on November 1, 2000 are entitled to one vote for each share of Common Stock held by them. As of November 1, 2000, there were 19,910,907 shares of Common Stock outstanding. A majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting is required to approve each proposal presented at the meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified. Pursuant to the Bylaws of the Company, the Board of Directors consists of not less than one (1) nor more than five (5) directors, and the number is presently fixed at four (4) members. As a result of the acquisition of GenTel Communications, Inc. by the Company, the Company's prior Board of Directors resigned and appointed S. Paul Sandhu and Eric Clemons to fill their vacancies. Clay T. Whitehead was appointed to the Board on September 16, 1998 to fill one of the vacancies and John M. Eger was appointed to the Board on October 20, 1999 to fill an additional vacancy left over from the acquisition of GenTel by the Company.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of Common Stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors. Proxies may not be voted for more than four (4) directors.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the Annual Meeting, management's proxies will be voted for a nominee or nominees designated by management or will be voted for a lesser number of directors. If there are other nominees, management's proxies will be voted so as to elect the greatest number of the following nominees. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR" THE NOMINEES LISTED BELOW.

The nominees for election to the Board of Directors as selected by the Board of Directors of the Company are set forth below alphabetically:

     Eric  Clemons
     John  M.  Eger
     S.  Paul  Sandhu
     Clay  T.  Whitehead

The biographies of nominees, including certain additional information, are set forth below:

ERIC CLEMONS, 29, has been a director of the Company since August 28, 1998 and is currently the Company's Chief Operating Officer and a director of the Company. Mr. Clemons has been with GTC since its inception. Mr. Clemons has over eight (8) years experience with sales and marketing organizations. Mr. Clemons most recently was Vice President of Marketing for Intelligent Electronic Communications managing a staff of 50 employees. Mr. Clemons has attended The Wharton School of Business executive management programs. Between 1989 and 1994, Mr. Clemons was a licensed NASD broker. As a broker, Mr. Clemons was subject to three claims related to such engagement and subsequently an administrative action by the NASD related to his work as a licensed broker. Mr. Clemons was found liable for an award of $4,000 on one of the actions and subsequently in April 1997, was fined $65,000 and barred from association with any NASD member with the ability for re-application following a period of two years.

JOHN M. EGER, 60, was appointed to the Board on October 20, 1999. Mr. Eger is a telecommunications lawyer and former counsel to the international law firm Morrison and Forester and is currently the holder of the prestigious Lionel Van Deerlin Endowed Chair of Communications and Public Policy at San Diego State University. He is also the President and CEO of the World Foundation for Smart Communities, a non-profit, non-governmental educational program dedicated to helping communities understand the importance of information technology as a catalyst for transforming life and work in the 21st Century. Mr. Eger formerly headed CBS Broadcast International, which he established and was Senior Vice President of the CBS Broadcast Group. From 1971-1973, Mr. Eger was legal assistant to the chairman of the Federal Communications Commission, and from 1974-1976 served as Telecommunications Advisor to Presidents Nixon and Ford and was also the Head of the White House Office of Telecommunications Policy (OTP). Earlier in his career, Professor Eger served as a data communications specialist and design director of information systems for the Bell System. From 1976 through 1981, he was a Washington, DC based telecommunications attorney. Other positions Mr. Eger has held include serving as Chairman of the Board of the San Diego Processing Corporation, Chairman of San Diego Mayor Susan Golding's City of the Future Advisory Committee and Chairman of Governor Pete Wilson's California Commission on Information Technology.

S. PAUL SANDHU, 39, has been a director of the Company since August 28, 1998 and is currently the Company's President and Chief Executive Officer and a director of the Company. Mr. Sandhu has been with GTC since its inception. Mr. Sandhu has over ten (10) years experience with start-up and emerging growth companies. Mr. Sandhu was Co-Founder, President and Co-Owner of Maximum Security ("Maximum"), a Security and surveillance company he started in 1992. While at Maximum, Mr. Sandhu actively managed a staff of over 200 employees. In 1997 Mr. Sandhu sold the business to his partner. Mr. Sandhu graduated from the University of Punjab in India with a degree in Engineering.

CLAY T. WHITEHEAD, 61, was appointed to the Board on September 16, 1998. Mr. Whitehead is currently President of Clay Whitehead Associates, a strategic consulting and business development company which concentrates on the telecommunications and media industries. Clay Whitehead Associates primarily works with large companies to develop business projects in the areas of telecommunications and television. Mr. Whitehead has participated in the formation, strategy development, regulatory posture, and financing of a number of telecommunications businesses in the United States and internationally. Mr. Whitehead has also served as a special assistant to President Nixon, with policy responsibility for NASA, the Atomic Energy Commission, and the National Science Foundation. From 1971 to 1974, he was director of the U.S. Office of Telecommunications Policy. From 1979 to 1983, Mr. Whitehead founded and was president of Hughes Communications, Inc., a subsidiary of Hughes Aircraft Company.

The following directors presently serve as directors of the following public corporations:

Clay  T.  Whitehead     Prudential  Funds,  a number of Prudential mutual funds;
                        Crosswalk.com,  an  internet  e-commerce  company.

John  M.  Eger          WaveExpress,  a  joint  venture of Sarnoff Labs and Wave
                        Systems; Verance Corporation, an electronic watermarking and information management company; E-Tel Corp., a manufacturer of internet telephones; and,
                        Quentra, a next generation telecom service provider.

COMPENSATION  OF  BOARD  OF  DIRECTORS

Board members are reimbursed for out-of-pocket expenses and will receive $1,500 and 2,500 options to purchase shares of the Company's restricted (as that term is defined by Rule 144 of the Securities Act of 1933) Common Stock per quarter.

BOARD  MEETINGS  AND  COMMITTEES

The Board of Directors of the Company held six meetings during the year ended June 30, 2000. Each director attended each of the meetings. The Board does not meet on any pre-determined schedule but meets on an as needed basis. All directors who served as a director during the year ended June 30, 2000 attended all of the meetings of the Board of Directors. The Board of Directors has an Audit Committee but does not have a compensation committee or a nominating committee.

The Audit Committee of the Board of Directors currently consists of Messrs. Whitehead, Eger, and Sandhu. The Audit Committee held one meeting during the year ended June 30, 2000. The Audit Committee reviews the internal accounting procedures of GTC and consults with and reviews the services provided by GTC's independent accountants.

                                  PROPOSAL TWO
                 ADOPTION OF RESTATED ARTICLES OF INCORPORATION


On October 30, 2000, the Board of Directors approved, subject to stockholder approval, the Restated Articles of Amendment of GTC Telecom Corp. As previously discussed in the Company's public filings, the Company was originally organized as Bobernco, Inc. on May 17, 1994. Following the initial filing of the Company's original Articles of Incorporation, the Company filed on March 30, 1998, an amendment to its articles increasing its authorized common stock to 50,000,000 shares par value $0.001 and effectuating a forward split of the then outstanding shares on a 2 for 1 basis. An additional amendment was filed on September 3, 1998 in conjunction with the Company's acquisition of GenTel Communications, Inc. changing the Company's name to GTC Telecom. As approved by shareholders at the Company's last annual meeting, an additional amendment was filed authorizing 10,000,000 shares of preferred stock.

In order to simplify the Company's Articles of Incorporation and the various subsequent amendments, the Board of Directors believes it in the Company's best interest to consolidate the original Articles of Incorporation and the subsequent amendments into a single Restated Articles of Incorporation. In addition, in order to clarify some confusion as to the Company official name, the suffix "Corp." shall be appended to the Company's name as stated in the Company's Restated Articles of Incorporation so as to read "GTC Telecom Corp." Additionally, Article 11 of the Company's original Articles of Incorporation relating to preemptive rights has been removed. A copy of the proposed restated Articles of Incorporation is attached hereto to this proxy as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE GTC RESTATED ARTICLES OF INCORPORATION.

                                 PROPOSAL THREE
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

The Board of Directors has appointed Corbin & Wertz LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2001 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of Corbin & Wertz LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF CORBIN & WERTZ LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.

                                OTHER INFORMATION

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company are set forth below, along with their biographies. See "ELECTION OF DIRECTORS" for the biographies of the Company's directors.

Name                    Positions

S. Paul Sandhu          President and Chief Executive Officer, and Director
Eric Clemons            Chief Operating Officer and Director
Gerald DeCiccio         Chief Financial Officer
Mark Fleming            Executive Vice President
John M. Eger            Director
Clay T. Whitehead       Director

GERALD DECICCIO, 43, joined the Company in January 1999 as Chief Financial Officer. Mr. DeCiccio has over eighteen years experience in the financial and accounting field. Prior to joining GTC, Mr. DeCiccio was the Vice President of Finance and Administration for National Telephone & Communications, Inc., ("NT&C") a $150 million inter-exchange carrier and provider of communications products and services. While at NT&C, Mr. DeCiccio managed NT&C's finance, accounting, human resources and legal departments. Between 1995 and 1997, Mr. DeCiccio was the Corporate Controller for Newport Corporation, a $140 million multi-national manufacturer / distributor of laser and optics products. Prior to that, Mr. DeCiccio was the Director of Audit and Quality Systems for Sunrise Medical, Inc., a $750 million multi-national manufacturer / distributor of health care products. From 1980 to 1984, Mr. DeCiccio was a Supervising Senior Accountant for Ernst and Young. Mr. DeCiccio received his Bachelor of Science in Accounting from Loma Linda University, and his Masters of Science in Finance and Systems Technology from the University of Southern California. Mr. DeCiccio is a Certified Public Accountant in the State of California.

MARK FLEMING, 42, joined the Company in October 1998 as Executive Vice President. Mr. Fleming has sixteen years of business strategy, planning, and analysis experience within the competitive consumer products / services industries. For the past seven years, Mr. Fleming worked in the telecommunications industry, holding several finance and marketing management positions at MCI. Some of the key business / operational issues that Mr. Fleming managed while at MCI included pricing strategy, market positioning, new product development, sales channel and customer service performance reviews, capital investment decisions and overall business planning / analysis for Residential Markets and Local Services divisions. Mr. Fleming received his Bachelor of Arts degree in Business Administration from Principia College in 1980, and attained his Masters in Business Administration, with honors from the University of Southern California in 1986.

EXECUTIVE  COMPENSATION

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended June 30, 2000, 1999 and 1998. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.



                                          SUMMARY COMPENSATION TABLE

                         ANNUAL  COMPENSATION                               LONG  TERM  COMPENSATION
                                                                          AWARDS                  PAYOUTS

                  OTHER    RESTRICTED   SECURITIES        ALL
NAME AND          ANNUAL     STOCK      UNDERLYING       LTIP        OTHER
PRINCIPAL         FISCAL     SALARY        BONUS     COMPENSATION   AWARDS   OPTIONS   PAYOUTS   COMPENSATION
POSITION           YEAR       ($)           ($)           ($)         ($)    SARS (#)    ($)          ($)
--------------------------------------------------------------------------------------------------------------
Paul Sandhu         2000  $    126,000          -0-            -0-      -0-   217,500       -0-            -0-
(President, CEO)    1999        85,500          -0-            -0-      -0-       -0-       -0-            -0-
                    1998        40,000          -0-            -0-   76,000   200,000       -0-            -0-

Eric Clemons        2000       133,000          -0-            -0-      -0-   167,500       -0-            -0-
(COO)               1999        90,836          -0-            -0-      -0-       -0-       -0-            -0-
                    1998        40,500          -0-            -0-   19,000   100,000       -0-            -0-

Gerald DeCiccio     2000       139,708          -0-            -0-      -0-    75,000       -0-            -0-
(CFO)               1999        54,102          -0-            -0-      -0-   150,000       -0-            -0-
                    1998           -0-          -0-            -0-      -0-       -0-       -0-            -0-

Mark Fleming        2000       121,042          -0-            -0-      -0-    75,000       -0-            -0-
(VP)                1999        62,083          -0-            -0-      -0-   100,000       -0-            -0-
                    1998           -0-          -0-            -0-      -0-       -0-       -0-            -0-

STOCK  OPTIONS  GRANTED  TO  EXECUTIVE  OFFICERS  BY  THE  COMPANY

The following table summarizes stock option grants by the Company during the fiscal year ended June 30, 2000 to each of the executive officers identified in the Summary Compensation Table above. These stock options relate to the options to purchase the common stock of GTC Telecom Corp.



                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                              (INDIVIDUAL GRANTS)


                     PERCENT OF TOTAL
                   NUMBER OF SECURITIES      OPTIONS/SAR'S GRANTED
                        UNDERLYING          TO EMPLOYEES IN FISCAL    EXERCISE OF BASE PRICE
NAME             OPTIONS/SAR'S GRANTED (#)           YEAR                     ($/SH)           EXPIRATION DATE
Paul Sandhu              17,500(1)                       1%  $                   0.01           5/1/03
                          5,000(2)                      <1%  $                   1.25           5/1/04
                          5,000(2)                      <1%  $                   1.25           5/1/05
                          5,000(2)                      <1%  $                   1.25           5/1/06
                          5,000(2)                      <1%  $                   1.25           5/1/07
                          5,000(2)                      <1%  $                   1.25           5/1/08
                         25,000(3)                     1.4%  $                   1.25           5/1/10
                         30,000(4)                     1.7%  $                   1.10         10/18/05
                         30,000(4)                     1.7%  $                   1.10         10/18/06
                         30,000(4)                     1.7%  $                   1.10         10/18/07
                         30,000(4)                     1.7%  $                   1.10         10/18/08
                         30,000(4)                     1.7%  $                   1.10         10/18/09
Eric Clemons             17,500(5)                       1%  $                   0.01           5/1/03
                          5,000(2)                      <1%  $                   1.25           5/1/04
                          5,000(2)                      <1%  $                   1.25           5/1/05
                          5,000(2)                      <1%  $                   1.25           5/1/06
                          5,000(2)                      <1%  $                   1.25           5/1/07
                          5,000(2)                      <1%  $                   1.25           5/1/08
                         25,000(3)                     1.4%  $                   1.25           5/1/10
                         20,000(4)                     1.7%  $                   1.10         10/18/05
                         20,000(4)                     1.7%  $                   1.10         10/18/06
                         20,000(4)                     1.7%  $                   1.10         10/18/07
                         20,000(4)                     1.7%  $                   1.10         10/18/08
                         20,000(4)                     1.7%  $                   1.10         10/18/09
Gerald DeCiccio          25,000(3)                     1.4%  $                   1.25           5/1/10
                         50,000(4)                     2.8%  $                   1.10         10/18/10
Mark Fleming             25,000(3)                     1.4%  $                   1.25           5/1/10
                         50,000(4)                     2.8%  $                   1.10         10/18/10

(1) Represents options issued on 5/1/00 pursuant to Mr. Sandhu's Director Compensation agreement.
(2) Represents options issued on 5/1/00 outside of the 2000 Stock Option Plan.
(3) Represents options issued on 5/1/00 in accordance with the 2000 Stock Option Plan.  In the event that the trading  price  of  the  Company's  Common  Stock closes at or above $5.00 per share for a minimum of five (5)
consecutive trading days, the Options shall become fully vested. The options are exercisable through May 2010.
(4) Represents  options  issued  on  10/18/99  in  accordance  with  the  2000  Stock  Option  Plan.
(5) Represents  options  issued  on  5/1/00  pursuant  to  Mr.  Clemon's  Director  Compensation  agreement.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table summarizes exercises of stock options during the fiscal year ended June 30, 2000 by each of the executive officers and the fiscal year-end value of unexercised options for such executive officers.



                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES


                 NUMBER OF UNEXERCISED   VALUE OF UNEXERCISED IN
                 SECURITIES UNDERLYING    THE-MONEY OPTION/SARS
                   SHARES ACQUIRED ON             VALUE            OPTIONS/SARS AT FY-END (#)        AT FY-END ($)
NAME                  EXERCISE (#)             REALIZED ($)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
Paul Sandhu                     200,000                   329,000            17,500 / 200,000              14,592 / 0
Eric Clemons                    100,000                   181,750            17,500 / 15,000               14,592 / 0
Gerald DeCiccio                  25,000                    42,500            41,667 / 158,333                   0 / 0
Mark Fleming                          0                       n/a            40,000 / 135,000                   0 / 0


EMPLOYMENT  AGREEMENTS

On December 1, 1998, the Company entered into an Employment Agreement with Paul Sandhu, the Company's President and CEO, whereby the Company will pay Mr. Sandhu an annual salary of $84,000. Pursuant to the Agreement, Mr. Sandhu's salary shall increase to $168,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. On January 15, 1999 the Company voluntarily agreed to increase his salary to $168,000. In addition to his annual salary, the Agreement confirmed the prior issuance of options to purchase 200,000 shares of the Company's Common Stock at an exercise price of $0.2375 previously granted to Mr. Sandhu pursuant to an employment agreement between Mr. Sandhu and GenTel dated January 5, 1998. These options vested upon execution of the Agreement. The Agreement may be canceled at any time by either the Company or Mr. Sandhu. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Sandhu 25% of his annual salary as severance.

On December 1, 1998, the Company entered into an Employment Agreement with Eric Clemons, the Company's Chief Operating Officer ("COO"), whereby the Company will pay Mr. Clemons an annual salary of $76,000. Pursuant to the Agreement, Mr. Clemons' salary shall increase to $152,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. On January 15, 1999 the Company voluntarily agreed to increase his salary to $152,000. In addition to his annual salary, the Agreement confirmed the prior issuance of options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $0.2375 previously granted to Mr. Clemons pursuant to an employment agreement between Mr. Clemons and GenTel dated January 5, 1998. These options vested upon execution of the Agreement. The Agreement may be canceled at any time by either the Company or Mr. Clemons. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Clemons 25% of his annual salary as severance.

On December 1, 1998, the Company entered into an Employment Agreement with Gerald DeCiccio, the Company's Chief Financial Officer, whereby the Company will pay Mr. DeCiccio an annual salary of $105,000. Pursuant to the Agreement, Mr. DeCiccio's salary shall increase to $144,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. On December 23, 1999 the Company voluntarily agreed to increase his salary to $144,000. In addition to his annual salary, the Agreement grants Mr. DeCiccio options to purchase 150,000 shares of the Company's Common Stock. Twenty-five thousand (25,000) of the options are set to vest six (6) months from the execution of the Agreement at an exercise price of $.01, expiring three years from the date of vesting if not exercised. The remaining 125,000 options are scheduled to vest in 1/3 increments each following year provided that Mr. DeCiccio is employed with the Company. The Agreement may be canceled at any time by either the Company or Mr. DeCiccio. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. DeCiccio 25% of his annual salary as severance.

On October 14, 1998, the Company entered into an Employment Agreement with Mark Fleming, the Company's Executive Vice-President, whereby the Company will pay Mr. Fleming an annual salary of $70,000. Pursuant to the Agreement, Mr. Fleming's salary shall increase to $107,000 should the Company either maintain a positive cash flow for two consecutive months, or the Company successfully completes a Form SB-2 registered offering of its securities. On January 23, 2000 the Company voluntarily agreed to increase his salary to $130,000. In addition to his annual salary, the Agreement grants Mr. Fleming options to purchase 100,000 shares of the Company's Common Stock. Ten thousand (10,000) of the options are set to vest six (6) months from the execution of the Agreement at an exercise price of $.01, expiring three years from the date of vesting if not exercised. The remaining 90,000 options are scheduled to vest in 1/3 increments each following year provided that Mr. Fleming is employed with the Company. The Agreement may be canceled at any time by either the Company or Mr. Fleming. However, if the Company terminates the Agreement without cause, as defined in the Agreement, the Company shall be obligated to pay Mr. Fleming 25% of his annual salary as severance.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

LOAN  TO  COMPANY  BY  S.  PAUL  SANDHU

The Company borrows funds from the Company's President & CEO for working capital purposes. The borrowings accrue interest at 10% and are due on demand. During fiscal 2000 and 1999, the Company borrowed $48,500 and $25,000 and made payments in the amount of $71,351 and none, respectively. As of June 30, 2000, the note payable to the Company's President & CEO was $2,149. No interest was accrued or paid as of June 30, 2000 and 1999.

CANCELLATION  OF  CERTAIN  SHARES  OF  STOCK  HELD  BY  MANAGEMENT

During fiscal year 2000, Mr. Sandhu and Mr. Clemons canceled 619,848 and 154,962, respectively, shares of the Company's common stock held by each of them. It was determined that these shares were not cancelled in a timely matter. As a result, these cancellations are reflected as a reduction in the outstanding shares as of July 1, 1998.

OPTIONS  ISSUED  TO  DIRECTORS  OF  THE  COMPANY

On May 4, 1999, the Company issued 526,316 shares of "restricted" (as that term is defined under Rule 144 of the Securities Act of 1933) Common Stock to Clay T. Whitehead, a director of the Company, pursuant to an option agreement entered into between the Company and Mr. Whitehead in April, 1999 which granted Mr. Whitehead an option to purchase up to 526,316 shares of the Company's Common
Stock at an exercise price of $0.475 per share. A total of approximately $352,632 of compensation expense was recorded at the date of grant in April 1999. The issuance was exempt under Section 4(2) of the Securities Act of 1933.

On October 20, 1999, the Company granted 526,000 options to purchase 526,000 shares of "restricted" (as that term is defined under Rule 144 of the Securities Act of 1933) Common Stock, at an exercise price of $1.00 per share, to John M. Eger, a director of the Company, pursuant to an option agreement entered into between the Company and Mr. Eger. The issuance was exempt under Section 4(2) of the Securities Act of 1933.

On May 1, 2000, the Board issued options to purchase an aggregate of 57,500 shares of the Company's Common Stock, at an exercise price of $0.01, valued at $71,300 to the members of the Board pursuant to their agreement of director compensation. The options are exercisable through May 2003.

On May 1, 2000, the Board granted, pursuant to the Option Plan, options to purchase 100,000 shares of restricted Common Stock, at an exercise price of $1.25 per share (the fair market value of the Company's Common Stock on the day of grant) to the members of the Board. However, in the event that the trading price of the Company's Common Stock closes at or above $5.00 per share for a minimum of five (5) consecutive trading days, the Options shall become fully vested. The options are exercisable through May 2010.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth information as of October 31, 2000, with respect to each person who is known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, the number of shares and the percentage so owned, as well as the beneficial ownership of Common Stock of the Company by the directors, the executive officers of the Company and all directors and executive officers as a group.

                                                            COMMON STOCK  PERCENT OF
TITLE OF CLASS         NAME AND ADDRESS OF BENEFICIAL OWNER  OUTSTANDING  OUTSTANDING
----------------------- -----------------------------        ----------   ------------
                        Paul Sandhu(1)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                4,051,308      20.29%
----------------------- -----------------------------        ----------   ------------

                        Eric Clemons(2)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                1,159,344       5.81%
----------------------- -----------------------------        ----------   ------------
                        Gerald A. DeCiccio(3)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  113,334        < 1%
----------------------- -----------------------------        ----------   ------------
                        Mark Fleming(4)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                   80,000        < 1%
----------------------- -----------------------------        ----------   ------------
                        John M. Eger(5)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  531,000       2.66%
----------------------- -----------------------------        ----------   ------------
                        Clay T. Whitehead(6)
                        3151 Airway Avenue, Suite P-3
Common Stock            Costa Mesa, CA 92626.                  543,816       2.72%
----------------------- -----------------------------        ----------   ------------
                        Reet Trust(7)
                        21520 Yorba Linda,Suite 6227
Common Stock            Yorba Linda, CA 92887                2,000,000       10.02%
----------------------- -----------------------------        ----------   -------------

All Directors and
Officers as a
Group (6
Persons in total)                                            6,478,802       32.45%
----------------------- -----------------------------        ----------   -------------

(1) Includes 47,500 options to acquire shares of Company common stock in accordance with Mr. Sandhu's director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 170,000 unvested options to acquire shares of Company common stock granted in accordance with the Company's employee benefit plan.
(2) Includes 37,500 options to acquire shares of Company common stock in accordance with Mr. Clemons' director compensation agreement and the Company's employee benefit plan. Does not include an aggregate of 130,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(3) Includes an aggregate of 93,334 options to acquire shares of Company common stock in accordance with Mr. DeCiccio's employment agreement and the Company's employee benefit plan. Does not include an aggregate of 106,666 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(4) Includes an aggregate of 80,000 options to acquire shares of Company common stock in accordance with Mr. Fleming's employment agreement and the Company's employee benefit plan. Does not include an aggregate of 95,000 unvested options to acquire shares of Company common stock in accordance with the Company's employee benefit plan.
(5) Includes an aggregate of 531,000 options to acquire shares of Company common stock in accordance with Mr. Eger's director compensation agreement.
Does not include an aggregate of 25,000 unvested options to acquire shares of Company common stock in accordance with the Company's benefit plan.
(6) Includes an aggregate of 17,500 options to acquire shares of Company common stock in accordance with Mr. Whitehead's director compensation agreement. Does not include an aggregate of 25,000 unvested options to acquire shares of Company common stock in accordance with the Company's benefit plan.
(7) The trustee of the Reet Trust is Teg Sandhu, father of S. Paul Sandhu. However, S. Paul Sandhu disclaims any beneficial ownership to the shares held by the Reet Trust.
(8) In calculating percentage ownership, all shares of Common Stock which a named shareholder has the right to acquire within 60 days from the date of this Proxy Statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholders.


The Company believes that the beneficial owners of securities listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required and to the best of its knowledge, during the year ended June 30, 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareholders were complied with.

                              SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2001 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 3151 Airway Ave., Suite P-3, Costa Mesa, California 92626, addressed to Eric Clemons, no later than September 1, 2001 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in December 2001.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

With respect to the Company's 2001 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by September 1, 2001, the Company will be allowed to use its voting authority as described above.

                                  OTHER MATTERS

The Company has enclosed with this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB to Shareholders for the year ended June 30, 2000.

Management knows of no other matters to come before the meeting. If, however, any other matter properly comes before the meeting, the persons named in the enclosed Proxy form will vote in accordance with their judgment upon such matter.

Shareholders who do not expect to attend in person are urged to promptly execute and return the enclosed Proxy.




                                      By  order  of  the  Board  of  Directors



                                      Eric  C.  Clemons
                                      Secretary

Costa  Mesa,  California
November __, 2000

PROXY

                                GTC TELECOM CORP.
            3151 Airway Ave., Suite P-3, Costa Mesa, California 92626
          Proxy for Annual Meeting of Shareholders - December 14, 2000

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoint S. PAUL SANDHU and ERIC CLEMONS, and each of them, as proxy or proxies for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated on the other side (If no direction is made, this Proxy will be voted FOR Proposals 1, 2, and 3), all of the shares of GTC Telecom Corp. (the "Company") standing in the name of the undersigned, at the Annual Meeting of Shareholders of the Company to be held on Thursday, December 14, 2000, at 9:30 a.m. at the Hilton Costa Mesa, 3050 Bristol St., Costa Mesa, California, 92626, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                PLEASE MARK YOUR VOTES AS INDICATED IN THIS PROXY

The Board of Directors recommends a vote FOR Items 1, 2 & 3.

                                                             WITHHELD
                                                  FOR          FOR
ITEM 1 - ELECTION OF DIRECTORS
     NOMINEES:

     ERIC C. CLEMONS                              [  ]         [  ]
     S. PAUL SANDHU                               [  ]         [  ]
     JOHN M. EGER
     CLAY T. WHITEHEAD                            [  ]         [  ]

WITHHELD FOR: (Write that nominee's name in the space provided below)._________________________________________

                                                   FOR     AGAINST     ABSTAIN
ITEM 2 - TO ADOPT THE RESTATED ARTICLES OF
INCORPORATION OF GTC TELECOM CORP.                 [  ]      [  ]        [  ]


                                                   FOR     AGAINST     ABSTAIN
ITEM 3 - TO RATIFY THE SELECTION OF CORBIN &
WERTZ LLP AS THE COMPANY'S
INDEPENDENT ACCOUNTANTS                            [  ]      [  ]        [  ]



      Signature(s) ________________________________________ Date _____________


                  ________________________________________
                               (Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

APPENDIX  -  A

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

GTC  TELECOM  CORP.

                                    ARTICLE I

     The  name  of  this  corporation  is:

     GTC  TELECOM  CORP.

                                   ARTICLE II

     Offices for the transaction of any business of the Corporation, and where meetings of the Board of Directors and of Stockholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States.

                                   ARTICLE III

     The  nature  of  the  business  is  to  engage  in  any  lawful  activity.

                                   ARTICLE IV

     The capital stock of the Corporation shall consist of 50,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Nevada. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

                                    ARTICLE V

     The members of the governing board of the corporation shall be styled directors, of which there shall be no more than five. The Directors of this corporation need not be stockholders.

                                   ARTICLE VI

     This  corporation  shall  have  perpetual  existence.


                                   ARTICLE VII

     Corporation shall have president, a secretary, a treasurer and a resident agent, to be chosen by the Board of Directors, any person may hold two or more offices.

                                  ARTICLE VIII

     The Capital Stock of the corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and the individual liable for the debts and liabilities of the Corporation, and the Articles of Incorporation shall never be amended as the aforesaid provisions.

                                   ARTICLE IX

     No director or officer of the corporation shall be personally liable to the corporation of any of its stockholders for the damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article of the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.



     The number of shares of the corporation outstanding and entitled to vote on this Restated Articles of Incorporation is 19,910,907; that the said change(s) and the Restated Articles of Incorporation have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon.


________________________________               _____________________________
S.  Paul  Sandhu                               Eric  A.  Clemons
President                                      Secretary